Exhibit 99.1

For Immediate Release

July 18, 2006

Leesport Financial Corp. Reports 7.1% Growth In Year To Date Earnings Over 2005

Wyomissing, PA: Leesport Financial Corp. (NASDAQ: FLPB) reported net income for the six months ended June 30, 2006 was $4,289,000 as compared to $4,005,000 for the same period in 2005, a 7.1% increase.  Net income for the quarter ended June 30, 2006 was $2,015,000, a 9.5% decrease over net income of $2,226,000 for the same period in 2005.  Total revenue for the six months ended June 30, 2006 was $39,855,000 as compared to $35,570,000 for the same period in 2005, a 12.0% increase.  Total revenue for the quarter ended June 30, 2006 was $20,293,000 as compared to $18,126,000 for the same period in 2005, a 12.0% increase.

Robert D. Davis, President and Chief Executive Officer of Leesport Financial Corp. said, “We are very pleased with our continued growth in earnings on a year to year basis.  We are especially pleased with the growth in commercial loans and total deposits which reflects our strategic focus on serving commercial clients.  We look forward to continuing these positive trends throughout the year.”

“As is readily evident, our earnings in the second quarter reflect the effects of our corporate-wide organizational changes as well as a decline in our mortgage banking origination volumes which is indicative of the softness in the residential real estate market.  In order to improve our long-term profitability and allow for investment in new products to better serve our customers, we incurred one-time restructuring costs in the second quarter as part of our strategy to realign our organizational structure and to improve efficiencies.  These restructuring costs are part of our overall strategic plan to accelerate shareholder value and to meet our goal of becoming a top tier financial performer.”

Included in the operating results for the three and six months ended June 30, 2006 were severance costs of $406,000 associated with the Company’s corporate-wide reorganization and restructuring plan.  In addition to these corporate-wide reorganization and restructuring plan severance costs, included in net income for the six months ended June 30, 2006 were severance costs of $44,000 associated with the consolidation of a retail management position and costs of $95,000 associated with a branch closing.  Included in the operating results for the quarter ended June 30, 2005 were severance costs of $445,000 associated with the departure of the Company’s Chairman, President and Chief Executive Officer.

Excluding the above-mentioned branch closing and severance costs, the three and six month net income and earnings per share results for the periods indicated were:

	For the Three Months Ended			For the Six Months Ended
	(unaudited)			(unaudited)
	June 30,	June 30,		June 30,	June 30,
	2006	2005		2006	2005
	(Dollar amounts in thousands, except per share data)

Reported Net Income	$2,015	$2,226		$4,289	$4,005

Charges:
Branch Closing	—	—		95	—
Severance Costs	406	—		450	445
Total Charges	406	—		545	445

Income tax effect	138	—		185	151

Net Impact of Charges	268	—		360	294

Net Income Adjusted	$2,283	$2,226		$4,649	$4,299

Increase From June 30, 2005	2.6%			8.1%

Basic Earnings Per Share	$0.38	$0.42	*	$0.80	$0.76	*
Adjusted Earnings Per Share	0.43	0.42	*	0.87	0.82	*

Diluted Earnings Per Share	$0.37	$0.42	*	$0.79	$0.75	*
Adjusted Diluted Earnings Per Share	0.42	0.42	*	0.86	0.81	*

*  References to per-share amounts reflect the 5% stock dividend distributed to shareholders on June 15, 2006.

Net Interest Income

For the six months ended June 30, 2006, net interest income before the provision for loan losses increased 9.1% to $15,958,000 compared to $14,633,000 for the same period in 2005.  The increase in net interest income for the six months resulted from a 22.9% increase in total interest income to $29,297,000 from $23,844,000 and a 44.8% increase in total interest expense to $13,339,000 from $9,211,000.  For the three months ended June 30, 2006, net interest income before the provision for loan losses increased 7.9% to $8,044,000 compared to $7,455,000 for the same period in 2005.  The increase in net interest income for the three months resulted from a 22.2% increase in total interest income to $15,012,000 from $12,282,000 and a 44.4% increase in total interest expense to $6,968,000 from $4,827,000.

The increase in total interest income resulted from an increase in average earning assets for the three and six months ended June 30, 2006 of $69,128,000 and $71,843,000, respectively, due to growth in commercial and consumer loans and higher interest rates over the same period in 2005.

The increase in total interest expense resulted primarily from an increase in average interest-bearing deposits for the three and six months ended June 30, 2006 of $66,566,000 and $62,438,000, respectively, due to organic deposit growth and higher interest rates over the same period in 2005.

For the six months ended June 30, 2006, the net interest margin on a fully taxable equivalent basis was 3.82% as compared to 3.81% for the same period in 2005.  For the three months ended June 30, 2006, the net interest margin on a fully taxable equivalent basis was 3.80% as compared to 3.81% for the same period in 2005.  Net interest margin remained steady for the three and six months periods ended June 30, 2006 due mainly to strong organic commercial and consumer loan growth keeping pace with a disciplined approach to deposit pricing and a steady increase in borrowing costs due to higher interest rates over the same periods in 2005.

Net interest income after the provision for loan losses for the three and six months ended June 30, 2006 was $7,819,000 and $15,533,000, respectively, as compared to $7,105,000 and $13,853,000, respectively, for the same periods in 2005, an increase of 10.0% and 12.1%, respectively.  The provision for loan losses for the three months ended June 30, 2006 was $225,000 compared to $350,000 for the same period in 2005.  The provision for loan losses for the six months ended June 30, 2006 was $425,000 compared to $780,000 for the same period in 2005.  As of June 30, 2006, the allowance for loan losses was $7,301,000 compared to $7,619,000 as of December 31, 2005, an annualized decrease of 8.3%.  Comparing June 30, 2005 to June 30, 2006, the decrease in the provision is due primarily to a decrease in total non-performing loans of $911,000 or 28.8% annualized.  The decrease in total non-performing loans is primarily attributable to a decrease in non-accrual loans and loans past due 90 days or more.  Management continues to evaluate and classify the loan portfolio utilizing consistent internal loan review protocol and has determined that the current allowance for loan losses is adequate.

Non-Interest Income

Total non-interest income for the six months ended June 30, 2006 decreased 10.0% to $10,558,000 compared to $11,726,000 for the same period in 2005.  Total non-interest income for the three months ended June 30, 2006 decreased 9.6% to $5,281,000 compared to $5,844,000 for the same period in 2005.

Net securities gains were $209,000 for the six months ended June 30, 2006 compared to $182,000 for the same period in 2005.  Net securities gains were $105,000 for the three months ended June 30, 2006 compared to $144,000 for the same period in 2005.  These gains are primarily from the planned sales of equity portfolio holdings.  Included in securities gains for the three and six month periods ended June 30, 2006, was a $59,000 gain due to a stock conversion of an equity holding by Essick & Barr, LLC., a wholly owned subsidiary of the Company.

For the six months ended June 30, 2006, revenue from commissions and fees from insurance sales decreased 7.0% to $5,535,000 compared to $5,949,000 for the same period in 2005.  For the three months ended June 30, 2006, revenue from commissions and fees from insurance sales decreased 0.3% to $2,862,000 compared to $2,871,000 for the same period in 2005.  The decrease is mainly attributed to lower contingency income on insurance products offered through Essick & Barr, LLC., a wholly owned subsidiary of the Company.

For the six months ended June 30, 2006, revenue from mortgage banking activity decreased to $1,902,000 from $2,468,000, or 22.9%, for the same period in 2005.  For the three months ended June 30, 2006, revenue from mortgage banking activity decreased to $847,000 from $1,281,000, or 33.9%, for the same period in 2005.  The decrease was primarily due to the reduction of the gain realized on the sale of loans sold with points.  The Company operates its mortgage banking activities through Philadelphia Financial Mortgage Company, a division of Leesport Bank.

For the six months ended June 30, 2006, revenue from brokerage and investment advisory commissions and fee activity decreased to $377,000 from $461,000, or 18.2%, for the same period in 2005.  For the three months ended June 30, 2006, revenue from brokerage and investment advisory commissions and fee activity decreased to $185,000 from $252,000, or 26.6%, for the same period in 2005.  The decrease is due primarily to a decrease in investment advisory service activity offered through Madison Financial Advisors, LLC, a wholly owned subsidiary of the Company.

For the six months ended June 30, 2006, service charges on deposits increased to $1,341,000 from $1,283,000, or 4.5%, for the same period in 2005.  The increase is due primarily to the organic growth in deposits.  For the three months ended June 30, 2006, service charges on deposits decreased to $651,000 from $679,000, or 4.1%, for the same period in 2005.

For the six months ended June 30, 2006, other income decreased to $1,194,000 from $1,383,000, or 13.7%, for the same period in 2005.  For the three months ended June 30, 2006, other income increased to $631,000 from $617,000, or 2.3%, for the same period in 2005.  The decrease for the six months is due primarily to a decrease in gains on sales of SBA and USDA loans.  The three month increase is due primarily to an increase in interchange fees on debit cards.

Non-Interest Expense

Total non-interest expense for the six months ended June 30, 2006 increased 0.4% to $20,512,000 compared to $20,421,000 for the same period in 2005.  Total non-interest expense for the three months ended June 30, 2006 decreased 4.4% to $10,477,000 compared to $10,037,000 for the same period in 2005.

Salaries and benefits were $11,402,000 for the six months ended June 30, 2006, a decrease of 2.4% compared to $11,677,000 for the same period in 2005.  Salaries and benefits were $5,823,000 for the three months ended June 30, 2006, an increase of 4.4% compared to $5,575,000 for the same period in 2005.  Included in salaries and benefits for the six months ended June 30, 2006 and 2005 were severance costs mentioned earlier of $450,000 and $445,000, respectively.  The decrease in salaries and benefits for the comparative six month periods is primarily attributed to a decrease in commissions paid on mortgage origination activity through Philadelphia Financial Mortgage Company and investment advisory activity through Madison Financial Advisors.  The increase in salaries and benefits for the comparative three month periods is due primarily due to severance costs of $406,000 paid in June 2006.  Total commissions paid for the six months ended June 30, 2006 and 2005 were $1,141,000 and $1,649,000, respectively.  Total commissions paid for the three months ended June 30, 2006 and 2005 were $558,000 and $878,000, respectively.

For the six months ended June 30, 2006, occupancy expense and furniture and equipment expense increased to $3,633,000 from $3,434,000, or 5.8%, for the same period in 2005.  For the three months ended June 30, 2006, occupancy expense and furniture and equipment expense increased to $1,767,000 from $1,720,000, or 2.7%, for the same period in 2005.  These increases are due primarily to costs associated with the branch closing mentioned earlier.

Income Tax Expense

Income tax expense for the six months ended June 30, 2006 was $1,290,000, an 11.9% increase as compared to income tax expense of $1,153,000 for the six months ended June 30, 2005.  Income tax expense for the three months ended June 30, 2006 was $608,000, a 11.4% decrease as compared to income tax expense of $686,000 for the three months ended June 30, 2005.  The effective income tax rate for the six months ended June 30, 2006 and 2005 was 23.2% and 22.4%, respectively.  The effective income tax rate for the three months ended June 30, 2006 and 2005 was 23.1% and 23.6%, respectively.  This increase in the effective income tax rate for the six month period is due primarily to tax exempt income remaining relatively flat while income before income taxes increased.

Earnings Per Share

Diluted earnings per share for the six months ended June 30, 2006 were $0.79 on average shares outstanding of 5,390,834, a 5.3% increase as compared to diluted earnings per share of $0.75 on average shares outstanding of 5,337,770 for the six months ended June 30, 2005.  Diluted earnings per share for the three months ended June 30, 2006 were $0.37 on average shares outstanding of 5,387,956, an 11.9% decrease as compared to diluted earnings per share of $0.42 on average shares outstanding of 5,352,980 for the three months ended June 30,

2005.  Share amounts and per share amounts reflect a 5% stock dividend distributed to shareholders on June 15, 2006.

Assets, Liabilities and Equity

Total assets as of June 30, 2006 were $992,963,000, an annualized increase of 5.6% compared to December 31, 2005.  Total loans as of June 30, 2006 increased $43,394,000 to $697,638,000, and total deposits increased $33,331,000 to $693,061,000, respectively, compared to December 31, 2005.  Commercial and consumer loan balances had annualized increases of 18.3% and 3.6%, respectively.  Total borrowings as of June 30, 2006 were $191,823,000, an annualized decrease of 7.1% as compared to December 31, 2005.

Shareholders’ equity increased as of June 30, 2006 to $95,394,000 from $94,756,000 at December 31, 2005, an annualized increase of 1.3%.  Included in shareholders’ equity is an unrealized loss position on available for sale securities, net of taxes, at June 30, 2006 of $5,105,000 compared to an unrealized loss position on available for sale securities, net of taxes, of $3,143,000 at December 31, 2005.

Leesport Financial Corp. is a diversified financial services company headquartered in Wyomissing, PA, offering banking, insurance (Insurance products offered through Essick & Barr, LLC), investments (Securities offered through UVEST Financial Services, a registered independent broker/dealer, Member NASD/SIPC), wealth management, equipment leasing, and title insurance services throughout Southeastern Pennsylvania.

LEESPORT FINANCIAL CORP.
CONSOLIDATED SELECTED FINANCIAL DATA
(Dollar amounts in thousands, except per share data)

	Quarter Ended Balances
	June 30,	December 31,
	2006	2005
	(unaudited)
Assets
Investment securities and interest bearing cash	$182,973	$188,782
Mortgage loans held for sale	12,712	16,556
Loans:
Commercial loans	522,075	478,301
Consumer loans	136,488	134,069
Mortgage loans	38,964	38,454
Other	111	3,420
Total loans	$697,638	$654,244

Earning assets	$893,323	$859,582
Total assets	992,963	965,752

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	115,992	115,978
NOW, money market and savings	285,710	284,402
Time deposits	291,359	259,350
Total deposits	$693,061	$659,730

Federal funds purchased	$59,761	$66,230
Securities sold under agreements to repurchase	72,912	69,455

Long-term debt	39,000	43,000
Junior subordinated debt	20,150	20,150
Shareholders’ equity	$95,394	$94,756

Actual shares outstanding	5,326,761	5,314,561
Book value per share	$17.91	$17.83

	Asset Quality Quarterly Data
	June 30,	December 31,
	2006	2005
	(unaudited)
Non-accrual loans	$5,269	$5,567
Loans past due 90 days or more	—	606
Renegotiated troubled debt	143	150
Total non-performing loans	5,412	6,323
Other real estate owned	271	87
Total non-performing assets	$5,683	$6,410

Loans outstanding at end of period	$697,638	$654,244
Allowance for loan losses	7,301	7,619

Net charge-offs to average loans (annualized)	0.22%	0.18%

Allowance for loan losses as a percent of total loans	1.05%	1.16%

Allowance for loan losses as percent of total non-performing loans	134.90%	120.50%

*      References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on June 15, 2006.

LEESPORT FINANCIAL CORP.
CONSOLIDATED SELECTED FINANCIAL DATA
(Dollar amounts in thousands)

	Average Balances		Average Balances
	For the Three Months Ended		For the Six Months Ended
	(unaudited)		(unaudited)
	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005
Assets
Investment securities and interest bearing cash	$184,879	$190,758	$184,765	$183,483
Mortgage loans held for sale	10,849	14,252	11,760	13,486
Loans:
Commercial loans	508,044	438,644	499,516	433,936
Consumer loans	133,541	125,793	134,206	124,985
Mortgage loans	38,478	37,256	38,280	40,944
Other	242	202	300	150
Total loans	$680,305	$601,895	$672,302	$600,015

Earning assets	$876,033	$806,905	$868,827	$796,984
Goodwill and intangible assets	43,734	44,409	43,831	44,106
Total assets	979,079	908,996	971,694	897,463

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	115,957	112,261	113,881	110,728
NOW, money market and savings	286,779	272,377	289,623	271,620
Time deposits	287,579	235,415	280,013	235,578
Total deposits	$690,315	$620,053	$683,517	$617,926

Short term borrowings	$57,705	$65,680	$55,871	$55,972
Securities sold under agreements to repurchase	65,494	47,092	64,641	47,725

Long-term debt	39,835	54,434	40,757	54,652
Junior subordinated debt	20,150	20,150	20,150	20,150
Shareholders’ equity	$96,235	$92,071	$96,025	$91,768

LEESPORT FINANCIAL CORP.
CONSOLIDATED SELECTED FINANCIAL DATA
(Dollar amounts in thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	(unaudited)			(unaudited)
	June 30,	June 30,		June 30,	June 30,
	2006	2005		2006	2005
Interest income	$15,012	$12,282		$29,297	$23,844
Interest expense	6,968	4,827		13,339	9,211
Net interest income	8,044	7,455		15,958	14,633
Provision for loan losses	225	350		425	780
Net Interest Income after provision for loan losses	7,819	7,105		15,533	13,853

Securities gains, net	105	144		209	182
Commissions and fees from insurance sales	2,862	2,871		5,535	5,949
Mortgage banking activities	847	1,281		1,902	2,468
Brokerage and investment advisory commissions and fees	185	252		377	461
Service charges on deposits	651	679		1,341	1,283
Other income	631	617		1,194	1,383
Total non-interest income	5,281	5,844		10,558	11,726

Salaries and employee benefits	5,823	5,575		11,402	11,677
Occupancy expense	1,088	1,103		2,293	2,217
Furniture and equipment expense	679	617		1,340	1,217
Other operating expense	2,887	2,742		5,477	5,310
Total non-interest expense	10,477	10,037		20,512	20,421
Income before income taxes	2,623	2,912		5,579	5,158
Income taxes	608	686		1,290	1,153
Net income	$2,015	$2,226		$4,289	$4,005

Per Share Data:
Basic average shares outstanding	5,331,149	5,282,890	*	5,331,625	5,265,433	*
Diluted average shares outstanding	5,387,956	5,352,980	*	5,390,834	5,337,770	*
Basic earnings per share	$0.38	$0.42	*	0.80	0.76	*
Diluted earnings per share	0.37	0.42	*	0.79	0.75	*
Cash dividends per share	0.18	0.16	*	0.35	0.32	*

Profitability Ratios:
Return on average assets	0.83%	0.98%		0.89%	0.90%
Return on average shareholders’ equity	8.40%	9.70%		9.01%	8.80%
Return on average tangible equity (equity less goodwill and intangible assets)	15.39%	18.73%		16.57%	16.95%
Net interest margin (fully taxable equivalent)	3.80%	3.81%		3.82%	3.81%
Effective tax rate	23.18%	23.56%		23.12%	22.35%

*      References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on June 15, 2006.

LEESPORT FINANCIAL CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	June 30,	June 30,
	2006	2005
Assets
Cash and due from banks	$21,052	$20,332
Interest-bearing deposits in banks	666	1,031
Total cash and cash equivalents	21,718	21,363

Mortgage loans held for sale	12,712	19,083
Securities available for sale	178,148	178,176
Securities held to maturity	4,159	6,288
Loans, net of allowance for loan losses 6/2006 - $7,301; 6/2005 - $7,170	690,337	609,323
Premises and equipment, net	7,510	8,054
Identifiable intangible assets	4,830	5,470
Goodwill	38,805	38,840
Bank owned life insurance	11,927	11,593
Other assets	22,817	23,409
Total assets	$992,963	$921,599	SELECTED HIGHLIGHTS

Liabilities And Shareholders’ Equity			Cash Dividends Declared
Liabilities			2nd Qtr. 2005	$0.16	*
Deposits:			3rd Qtr. 2005	$0.17	*
Non-interest bearing	$115,992	$110,781	4th Qtr. 2005	$0.17	*
Interest bearing	577,069	510,434	1st Qtr. 2006	$0.17	*
Total deposits	693,061	621,215	2nd Qtr. 2006	$0.18
Securities sold under agreements to repurchase	72,912	51,313
Federal funds purchased	59,761	70,534
Long-term debt	39,000	51,500
Junior subordinated debt	20,150	20,150	Common Stock (FLPB)
Other liabilities	12,685	13,081	Quarterly Closing Price
Total liabilities	897,569	827,793	06/30/2005	$22.14	*
			09/30/2005	$21.67	*
Shareholders’ Equity			12/31/2005	$22.86	*
Common stock, $5.00 par value ;			03/31/2006	$24.74	*
Authorized 20,000,000 shares;			06/30/2006	$23.00
5,396,974 shares issued at June 30, 2006 and
5,087,570 shares issued at June 30, 2005	26,985	25,436
Surplus	57,730	52,132
Retained earnings	17,476	17,887
Accumulated other comprehensive loss	(5,105)	(969)
Treasury stock; 70,213 shares at June 30, 2006 and 34,691 shares at June 30, 2005, at cost	(1,692)	(680)
Total shareholders’ equity	95,394	93,806
Total liabilities and shareholders’ equity	$992,963	$921,599

*      References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on June 15, 2006.

LEESPORT FINANCIAL CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2006	2005		2006	2005
Interest Income
Interest and fees on loans	$12,785	$10,230		$24,901	$19,903
Interest on securities:
Taxable	1,848	1,695		3,661	3,264
Tax-exempt	214	191		417	356
Dividend income	162	151		311	295
Other interest income	3	15		7	26
Total interest income	15,012	12,282		29,297	23,844

Interest Expense
Interest on deposits	4,790	3,202		9,218	6,222
Interest on short-term borrowings	743	522		1,367	846
Interest on securities sold under agreements to repurchase	634	295		1,187	568
Interest on long-term debt	347	433		701	867
Interest on junior subordinated debt	454	375		866	708
Total interest expense	6,968	4,827		13,339	9,211

Net interest income	8,044	7,455		15,958	14,633
Provision for loan losses	225	350		425	780
Net interest income after provision for loan losses	7,819	7,105		15,533	13,853

Other income:
Customer service fees	651	679		1,341	1,283
Mortgage banking activities, net	847	1,281		1,902	2,468
Commissions and fees from insurance sales	2,862	2,871		5,535	5,949
Broker and investment advisory commissions and fees	185	252		377	461
Gain on sale of loans	—	85		8	331
Gain on sales of securities	105	144		209	182
Other income	631	532		1,186	1,052
Total other income	5,281	5,844		10,558	11,726

Other expense:
Salaries and employee benefits	5,823	5,575		11,402	11,677
Occupancy expense	1,088	1,103		2,293	2,217
Furniture and equipment expense	679	617		1,340	1,217
Marketing and advertising expense	427	400		721	743
Identifiable intangible amortization	160	160		320	320
Professional services	341	370		568	679
Outside processing expense	748	664		1,480	1,341
Insurance expense	142	114		251	316
Other expense	1,069	1,034		2,137	1,911
Total other expense	10,477	10,037		20,512	20,421

Income before income taxes	2,623	2,912		5,579	5,158
Income taxes	608	686		1,290	1,153
Net income	$2,015	$2,226		$4,289	$4,005

Per Share Data
Average shares outstanding	5,331,149	5,282,890	*	5,331,625	5,265,433	*
Basic earnings per share	$0.38	$0.42	*	$0.80	$0.76	*
Average shares outstanding for diluted earnings per share	5,387,956	5,352,980	*	5,390,834	5,337,770	*
Diluted earnings per share	$0.37	$0.42	*	$0.79	$0.75	*
Cash dividends declared per share	$0.18	$0.16	*	$0.35	$0.32	*

*      References to share amounts and per-share amounts reflect the 5% stock dividend distributed to shareholders on June 15, 2006.

Leesport Financial Corp.

Leesport Bank

•                  Madison Bank

•                  Philadelphia Financial Mortgage

•                  Madison Equipment Leasing

Essick & Barr LLC

•                  Essick & Barr Insurance

•                  The Boothby Group

•                  Madison Insurance Consultants

Madison Financial Advisors LLC

Leesport Realty Solutions LLC

Leesport Mortgage LLC

For additional
information, contact:

Edward C. Barrett
Chief Financial Officer
610.478.9922 x251
ebarrett@leesportfc.com

www.leesportfc.com

NASDAQ: FLPB

This release may contain forward-looking statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.